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                                                                     EXHIBIT 23


                        CONSENT OF DELOITTE & TOUCHE LLP

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 33-32357, 33-51210, 33-68520, 333-00052 and 333-09595 of Goody's Family
Clothing, Inc. on Form S-8 of our report dated March 18, 2002 appearing in the Annual Report on Form 10-K of Goody's Family Clothing, Inc. for the year ended February 2, 2002.


DELOITTE & TOUCHE LLP

Atlanta, Georgia
April 26, 2002